UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Under Rule 14a-12

GALECTO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!  GALECTO, INC.  2021 Annual Meeting  Vote by May 25, 2021  11:59 PM ET   BROADRIDGE CORPORATE ISSUER SOLUTIONS  C/O GALECTO, INC.  P.O. BOX 1342  BRENTWOOD, NY 11717  D49093-P50292  You invested in GALECTO, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy material for the shareholder meeting to be held on May 26, 2021.  Get informed before you vote  View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the  material(s) by requesting prior to May 12, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder  meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If  sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise  receive a paper or email copy.  For complete information and to vote, visit www.ProxyVote.com   Control #  Vote Virtually at the Meeting*  May 26, 2021  9:00 a.m., Eastern Time  Smartphone users  Point your camera here and  vote without entering a  control number  Virtually at:  www.virtualshareholdermeeting.com/GLTO2021  *Please check the meeting materials for any special requirements for meeting attendance.  V1   Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the  upcoming shareholder meeting. Please follow the instructions on  the reverse side to vote these important matters.  Board  Recommends  Voting Items  1. Election of Directors   Nominees:  For  01) Chau Q. Khuong  02) Søren Møller, Ph.D.  03) Anne Prener, M.D.  2. Ratification of the appointment of EY Godkendt Revisionspartnerselskab as the independent registered public  accounting firm.  For  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  D49094-P50292